UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) January 26, 2005

RealNetworks, Inc.

(Exact name of registrant as specified in its charter)

WASHINGTON (State or other jurisdiction of incorporation)	0-23137 (Commission File Number)	91-1628146 (I.R.S. Employer Identification No.)

2601 Elliott Avenue, Suite 1000
Seattle, Washington 98121
(Address of principal executive offices) (Zip code)

(206) 674-2700
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

     On January 26, 2005, the Company announced via press release the Company’s results for its fourth quarter ended December 31, 2004. A copy of the Company’s press release is attached hereto as Exhibit 99.1. The information in this Form 8-K and the attached exhibits are furnished to, but not filed with, the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits.

     Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached exhibits are deemed to have been furnished to, but not filed with, the Securities and Exchange Commission:

Exhibit No.	Description

99.1	Press Release issued by RealNetworks, Inc. dated January 26, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALNETWORKS, INC.
By:	/s/ Robert Kimball
Robert Kimball
Senior Vice President, Legal and Business Affairs, General Counsel and Corporate Secretary

Dated: January 26, 2005

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by RealNetworks, Inc. dated January 26, 2005.